As filed with the Securities and Exchange Commission on December 16, 2008
Registration Statement No. 333 — 150579

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2
TO
FORM F-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

OCEANFREIGHT INC.
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

OceanFreight Inc. 80 Kifissias Avenue GR-151 25 Amaroussion Athens, Greece (30) 210 614 0283 (Address and telephone number of Registrant’s principal executive offices)	Seward & Kissel LLP Attention: Gary J. Wolfe, Esq. One Battery Park Plaza New York, New York 10004 (212) 574-1200 (Name, address and telephone number of agent for service)

Copies to:
Gary J. Wolfe, Esq.
Seward & Kissel LLP
One Battery Park Plaza
New York, New York 10004
(212) 574-1200

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective as determined by market conditions and other factors.
     If only securities being registered on the Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☑
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐
     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
     This Registration Statement shall become effective upon filing with the Securities and Exchange Commission in accordance with Rule 462(d) under the Securities Act of 1933.

EXPLANATORY NOTE
This Post-Effective Amendment No. 2 is being filed pursuant to Rule 462(d) promulgated under the Securities Act of 1933, as amended, for the sole purpose of attaching Exhibit 5.1, which is a revised Opinion of Seward & Kissel LLP, United States, New York and Marshall Islands counsel to OceanFreight Inc. (the “Company”), as to the validity of the securities included in the Company’s shelf registration statement on Form F-3, as amended (Registration No. 333-150579) that was declared effective by the Securities and Exchange Commission on June 6, 2008 (the “Registration Statement”). Exhibit 5.1 hereto amends and restates in their entirety the Opinions previously filed as Exhibits 5.1 and 5.2 to the Registration Statement.

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS
Item 9. Exhibits
     The following Exhibit is filed as an addition to this Registration Statement.

Exhibit
Number	Description

5.1	Opinion of Seward & Kissel LLP, United States and Marshall Islands counsel to the Company as to the validity of the common shares, preferred share purchase rights, preferred shares, debt securities, warrants, purchase contracts and units

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece, on December 16, 2008.

OCEANFREIGHT INC.

/s/ ANTONIS KANDYLIDIS
By: Antonis Kandylidis
Title: Chief Executive Officer/interim Chief Financial Officer
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Antonis Kandylidis, Michael Gregos, Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Amendment to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons on December 16, 2008 in the capacities indicated.

Signature	Title	Date

/s/Antonis Kandylidis	Director, President, Chief	December 16, 2008
Antonis Kandylidis	Executive Officer and interim Financial Officer
(Principal Executive Officer and
Principal Financial Officer)

/s/ John Liveris	Chairman and Director	December 16, 2008
John Liveris

/s/ Konstandinos Kandylidis	Director	December 16, 2008
Konstandinos Kandylidis

/s/ Panagiotis Korakas	Director	December 16, 2008
Panagiotis Korakas

/s/ Stephen Souras	Director	December 16, 2008
Stephen Souras

AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Amendment to the Registration Statement in the City of Newark, State of Delaware, on December 16, 2008.

PUGLISI & ASSOCIATES

By:	/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director
Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nicosia, Country of Cyprus, on December 16, 2008.

OCEANSHIP OWNERS LIMITED

/s/ Ioannis Cleanthous Name: Ioannis Cleanthous
Title: Sole Director
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Antonis Kandylidis, Michael Gregos, Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Amendment to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons on December 16, 2008 in the capacities indicated.

Signature	Title	Date

/s/ Ioannis Cleanthous	Sole Director	December 16, 2008
Ioannis Cleanthous
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this December 16, 2008.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director
Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nicosia, Country of Cyprus, on December 16, 2008.

OCEANWEALTH OWNERS LIMITED

/s/ Ioannis Cleanthous Name: Ioannis Cleanthous
Title: Sole Director
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Antonis Kandylidis, Michael Gregos, Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Amendment to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons on December 16, 2008 in the capacities indicated.

Signature	Title	Date

/s/ Ioannis Cleanthous	Sole Director	December 16, 2008
Ioannis Cleanthous
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Amendment to the Registration Statement in the City of Newark, State of Delaware, on December 16, 2008.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nicosia, Country of Cyprus, on December 16, 2008.

OCEANVENTURE OWNERS LIMITED

/s/ Ioannis Cleanthous
Name: Ioannis Cleanthous
Title: Sole Director
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Antonis Kandylidis, Michael Gregos, Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Amendment to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons on December 16, 2008 in the capacities indicated.

Signature	Title	Date

/s/ Ioannis Cleanthous	Sole Director	December 16, 2008
Ioannis Cleanthous
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Amendment to the Registration Statement in the City of Newark, State of Delaware, on December 16, 2008.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director
Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nicosia, Country of Cyprus, on December 16, 2008.

OCEANRESOURCES OWNERS LIMITED

/s/ Ioannis Cleanthous
Name: Ioannis Cleanthous
Title: Sole Director
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Antonis Kandylidis, Michael Gregos, Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Amendment to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons on December 16, 2008 in the capacities indicated.

Signature	Title	Date

/s/ Ioannis Cleanthous	Sole Director	December 16, 2008
Ioannis Cleanthous
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Amendment to the Registration Statement in the City of Newark, State of Delaware, on December 16, 2008.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director
Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nicosia, Country of Cyprus, on December 16, 2008.

OCEANSTRENGTH OWNERS LIMITED

/s/ Ioannis Cleanthous
Name: Ioannis Cleanthous
Title: Sole Director
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Antonis Kandylidis, Michael Gregos, Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Amendment to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons on December 16, 2008 in the capacities indicated.

Signature	Title	Date

/s/ Ioannis Cleanthous	Sole Director	December 16, 2008
Ioannis Cleanthous
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Amendment to the Registration Statement in the City of Newark, State of Delaware, on December 16, 2008.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director
Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nicosia, Country of Cyprus, on December 16, 2008.

OCEANENERGY OWNERS LIMITED
/s/ Ioannis Cleanthous
Name:	Ioannis Cleanthous
Title:	Sole Director
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Antonis Kandylidis, Michael Gregos, Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Amendment to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons on December 16, 2008 in the capacities indicated.

Signature	Title	Date

/s/ Ioannis Cleanthous Ioannis Cleanthous	Sole Director	December 16, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Amendment to the Registration Statement in the City of Newark, State of Delaware, on December 16, 2008.

PUGLISI & ASSOCIATES
/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nicosia, Country of Cyprus, on December 16, 2008.

OCEANTRADE OWNERS LIMITED
/s/ Ioannis Cleanthous
Name:	Ioannis Cleanthous
Title:	Sole Director
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Antonis Kandylidis, Michael Gregos, Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Amendment to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons on December 16, 2008 in the capacities indicated.

Signature	Title	Date

/s/ Ioannis Cleanthous Ioannis Cleanthous	Sole Director	December 16, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Amendment to the Registration Statement in the City of Newark, State of Delaware, on December 16, 2008.

PUGLISI & ASSOCIATES
/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nicosia, Country of Cyprus, on December 16, 2008.

OCEANPRIME OWNERS LIMITED
/s/ Ioannis Cleanthous
Name:	Ioannis Cleanthous
Title:	Sole Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Antonis Kandylidis, Michael Gregos, Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Amendment to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons on December 16, 2008 in the capacities indicated.

Signature	Title	Date

/s/ Ioannis Cleanthous Ioannis Cleanthous	Sole Director	December 16, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Amendment to the Registration Statement in the City of Newark, State of Delaware, on December 16, 2008.

PUGLISI & ASSOCIATES
/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nicosia, Country of Cyprus, on December 16, 2008.

OCEANCLARITY OWNERS LIMITED
/s/ Ioannis Cleanthous
Name:	Ioannis Cleanthous
Title:	Sole Director
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Antonis Kandylidis, Michael Gregos, Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Amendment to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons on December 16, 2008 in the capacities indicated.

Signature	Title	Date

/s/ Ioannis Cleanthous Ioannis Cleanthous	Sole Director	December 16, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Amendment to the Registration Statement in the City of Newark, State of Delaware, on December 16, 2008.

PUGLISI & ASSOCIATES
/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nicosia, Country of Cyprus, on December 16, 2008.

KIFISSIA STAR OWNERS INC.
/s/ Ioannis Cleanthous
Name:	Ioannis Cleanthous
Title:	Sole Director
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Antonis Kandylidis, Michael Gregos, Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Amendment to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons on December 16, 2008 in the capacities indicated.

Signature	Title	Date

/s/ Ioannis Cleanthous Ioannis Cleanthous	Sole Director	December 16, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Amendment to the Registration Statement in the City of Newark, State of Delaware, on December 16, 2008.

PUGLISI & ASSOCIATES
/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nicosia, Country of Cyprus, on December 16, 2008.

OCEANFIGHTER OWNERS INC.
/s/ Ioannis Cleanthous
Name:	Ioannis Cleanthous
Title:	Sole Director
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Antonis Kandylidis, Michael Gregos, Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Amendment to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons on December 16, 2008 in the capacities indicated.

Signature	Title	Date

/s/ Ioannis Cleanthous Ioannis Cleanthous	Sole Director	December 16, 2008
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Amendment to the Registration Statement in the City of Newark, State of Delaware, on December 16, 2008.

PUGLISI & ASSOCIATES
/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director Authorized Representative in the United States
SK 25754 0002 944454 v2B